MEMBERS Mutual Funds

Supplement Dated August 24, 2012

This Supplement dated August 24, 2012 amends
the Prospectus of MEMBERS Mutual Funds dated August 1, 2012.
Please keep this Supplement with your records.

Mid Cap Fund
The first paragraph under the heading “Fund Summary—Principal Investment Strategies” on page 40 of the Prospectus relating to the Mid Cap Fund is hereby amended as follows:

Principal Investment Strategies
The fund invests generally in common stocks, securities convertible into common stocks and related equity securities of “midsize” companies (for this purpose, “midsize’ is defined as those companies with market capitalizations of between $500 million and $25 billion).  Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities.  The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations.  These will typically be industry leading companies in niches with strong growth prospects.  The fund’s portfolio manager believes in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation.  As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment (this strategy is referred to as “growth at a reasonable price” or “GARP”).  The fund may also invest in exchange traded funds (“ETFs”) that are registered investment companies, warrants, preferred stocks and debt securities, including non-investment grade convertible debt securities, and up to 25% of its assets in foreign securities.  Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.